BP Capital TwinLine Energy Fund
BP Capital TwinLine MLP Fund

Supplement dated January 9, 2014 to the Prospectus dated December 31, 2013

Effective immediately, the first paragraph of the section titled, Class I Shares on page 39 of the Prospectus is revised to read as follows:

Class I Shares

Class I shares are designed primarily for proprietary accounts of institutional investors such as financial institutions, pension plans, retirement accounts, qualified plans and certain corporations, trusts, estates, religious and charitable organizations.  The minimum initial investment for Class I Shares is $250,000.  There is no subsequent investment minimum.  Class I shares are subject to shareholder servicing fees, but not Rule 12b-1 fees.

Please retain this Supplement with the Prospectus.